As filed with the Securities and Exchange Commission on August 22, 2003	Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

PETsMART, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	94-3024325 (I.R.S. Employer Identification No.)

19601 N. 27th Avenue
Phoenix, AZ 85027
(602) 580-6100
(Address of principal executive offices)

2003 EQUITY INCENTIVE PLAN
(Full title of the plan)

Scott A. Crozier
Senior Vice President, General Counsel and Secretary
PETsMART, Inc.
19601 N. 27th Avenue
Phoenix, AZ 85027
(602) 580-6100

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Robert J. Brigham, Esq.
COOLEY GODWARD LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, CA 94306-2155
(650) 843-5000

CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum
Title of Securities		Offering	Aggregate	Amount of
to be Registered	Amount to be Registered	Price per Share (2)	Offering Price (2)	Registration Fee

Common Stock, par value $.0001 per share	7,000,000 shares	$19.625	$137,375,000	$11,114

(1)	Pursuant to Rule 416(a), this Registration Statement shall also cover any additional shares of Registrant’s Common Stock that become issuable under the 2003 Equity Incentive Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of Registrant’s Common Stock.

(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) of the Securities Act of 1933, as amended. The price per share and aggregate offering price are based the average of the high and low prices of Registrant’s Common Stock on August 19, 2003 as reported on the Nasdaq National Market.

SIGNATURES
EXHIBIT INDEX
EX-5.1
EX-23.1
EX-23.2
EX-99.1

INCORPORATION BY REFERENCE OF CONTENTS OF
REGISTRATION STATEMENTS ON FORM S-8

     The contents of Registration Statement on Form S-8 (No. 333-58605) filed with the Securities and Exchange Commission on July 7, 1998 are incorporated by reference herein.

     The contents of Registration Statement on Form S-8 (No. 33-95050) filed with the Securities and Exchange Commission on July 27, 1995 are incorporated by reference herein.

EXHIBITS

Exhibit
Number

3.1(1)	Restated Certificate of Incorporation of PETsMART.

3.2(2)	Certificate of Amendment of Restated Certificate of Incorporation of PETsMART.

3.3(3)	Form of Certificate of Designation of Series A Junior Participating Preferred Stock of PETsMART.

3.4(4)	Bylaws of PETsMART, as amended.

4.1	Reference is made to Exhibit 3.1 through 3.4.

4.2(5)	Form of Stock Certificate.

4.3(6)	Rights Agreement, dated as of August 4, 1997, between PETsMART and Norwest Bank Minnesota, N.A.

5.1	Opinion of Cooley Godward LLP.

23.1	Consent of Deloitte & Touche LLP, Independent Auditors.

23.2	Consent of PricewaterhouseCoopers LLP, Independent Accountants.

23.3	Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.

24.1	Power of Attorney is contained on the signature pages.

99.1	2003 Equity Incentive Plan, as amended.

(1)	Incorporated by reference to Exhibit 3.3(i) to PETsMART’s Registration Statement on Form S-1 (File No. 33-63912), filed on June 4, 1993, as amended.

(2)	Incorporated by reference to Exhibit 3.1 to PETsMART’s Current Report on Form 8-K (File No. 0-21888), filed September 10, 1996.

(3)	Incorporated by reference to Exhibit 99.3 to PETsMART’s Current Report on Form 8-K (File No. 0-21888), filed on August 21, 1997.

(4)	Incorporated by reference to Exhibit 3.4 to PETsMART’s Annual Report on Form 10-K (File No. 0-21888), filed on April 18, 2003.

(5)	Incorporated by reference to Exhibit 4.4 to PETsMART’s Registration Statement on Form S-1 (File No. 33-63912), filed on June 4, 1993, as amended.

(6)	Incorporated by reference to Exhibit 99.2 to PETsMART’s Current Report on Form 8-K (File No. 0-21888), filed on August 21, 1997.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona, on August 22, 2003.

PETSMART, INC.

By:	/s/ PHILIP L. FRANCIS Philip L. Francis Chairman of the Board of Directors and Chief Executive Officer

POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Philip L. Francis and Scott A. Crozier, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ PHILIP L. FRANCIS Philip L. Francis	Chairman of the Board of Directors and Chief Executive Officer (Principal Executive Officer)	August 22, 2003

/s/ TIMOTHY E. KULLMAN Timothy E. Kullman	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	August 22, 2003

/s/ MARK D. MUMFORD Mark D. Mumford	Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	August 22, 2003

/s/ LAWRENCE A. DEL SANTO Lawrence A. Del Santo	Director	August 22, 2003

/s/ JANE EVANS Jane Evans	Director	August 22, 2003

/s/ RONALD KIRK Ronald Kirk	Director	August 22, 2003

/s/ RICHARD K. LOCHRIDGE Richard K. Lochridge	Director	August 22, 2003

/s/ NANCY J. PEDOT Nancy J. Pedot	Director	August 22, 2003

/s/ THOMAS D. O’MALLEY Thomas D. O’Malley	Director	August 22, 2003

/s/ BARBARA A. MUNDER Barbara A. Munder	Director	August 22, 2003

/s/ WALTER J. SALMON Walter J. Salmon	Director	August 22, 2003

/s/ THOMAS G. STEMBERG Thomas G. Stemberg	Director	August 22, 2003

EXHIBIT INDEX

Exhibit
Number	Description

3.1(1)	Restated Certificate of Incorporation of PETsMART.

3.2(2)	Certificate of Amendment of Restated Certificate of Incorporation of PETsMART.

3.3(3)	Form of Certificate of Designation of Series A Junior Participating Preferred Stock of PETsMART.

3.4(4)	Bylaws of PETsMART, as amended.

4.1	Reference is made to Exhibit 3.1 through 3.4.

4.2(5)	Form of Stock Certificate.

4.3(6)	Rights Agreement, dated as of August 4, 1997, between PETsMART and Norwest Bank Minnesota, N.A.

5.1	Opinion of Cooley Godward LLP.

23.1	Consent of Deloitte & Touche LLP, Independent Auditors.

23.2	Consent of PricewaterhouseCoopers LLP, Independent Accountants.

23.3	Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.

24.1	Power of Attorney is contained on the signature pages.

99.1	2003 Equity Incentive Plan, as amended.

(1)	Incorporated by reference to Exhibit 3.3(i) to PETsMART’s Registration Statement on Form S-1 (File No. 33-63912), filed on June 4, 1993, as amended.

(2)	Incorporated by reference to Exhibit 3.1 to PETsMART’s Current Report on Form 8-K (File No. 0-21888), filed September 10, 1996.

(3)	Incorporated by reference to Exhibit 99.3 to PETsMART’s Current Report on Form 8-K (File No. 0-21888), filed on August 21, 1997.

(4)	Incorporated by reference to Exhibit 3.4 to PETsMART’s Annual Report on Form 10-K (File No. 0-21888), filed on April 18, 2003.

(5)	Incorporated by reference to Exhibit 4.4 to PETsMART’s Registration Statement on Form S-1 (File No. 33-63912), filed on June 4, 1993, as amended.

(6)	Incorporated by reference to Exhibit 99.2 to PETsMART’s Current Report on Form 8-K (File No. 0-21888), filed on August 21, 1997.